Exhibit 99.2
Nanophase Technologies Corporation
Stock Appreciation Rights
Grant Agreement
Grant Date: _____________, _____
To: _________________________
We are pleased to notify you (“Grantee”) that Nanophase Technologies Corporation, a Delaware corporation (the “Company”), has granted to you ___Stock Appreciation Rights (“SARs”) under the 2006 Stock Appreciation Rights Plan (the “Plan”) at an exercise price of $  per SAR (the “Exercise Price”), subject to the terms and conditions of the Plan and of this Agreement as set forth below. Any capitalized terms not otherwise defined in the Agreement shall have the same meanings set forth in the Plan.
1.	Term and Exercise of SARs. Subject to the provisions of the Plan and this Agreement, the SARs shall vest and may be exercised by you during the term hereunder on or prior to the tenth anniversary of the Grant Date (the “Last Exercise Date”) as follows:

, 2007	- SARs
, 2008	- SARs
, 2009	- SARs
     Subject to the provisions of Paragraph 2 below and the provisions of the Plan, any portion of the vested SARs that you do not exercise shall accumulate and can be exercised by you any time prior to the Last Exercise Date.
SARs may be exercised by delivering to the Secretary of the Company a written Notice of Intention to Exercise in the form attached hereto as Exhibit A signed by you and specifying the number of SARs you desire to exercise. As a holder of SARS, you shall never be deemed to have the rights of a shareholder with respect to the SARs. Upon such exercise, the Company shall promptly pay to Grantee, in a single lump sum cash payment, the amount by which the Fair Market Value per Share (as defined in the Plan) exceeds the Exercise Price of each such exercised SAR.
2.	Termination of Status. The grant of SARs hereunder is a separate incentive and is not in lieu of salary or other compensation. SARs granted hereunder do not vest you with any right to continue your status as an employee or member of the Board of the Company, nor is the termination of your status in any way restricted by this Agreement. Upon a Termination of Service, unvested SARs will terminate and vested SARs will remain exercisable, if at all, subject to certain restrictions as follows:
(i)	a SAR may only be exercised while the Grantee is an employee or member of the Board. In the event that a Grantee has a Termination of Service (as defined below)

for any reason other than Disability (as defined below), death or Cause (as defined below), any SAR which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date of such termination, but in any event no later than the Last Exercise Date.
(ii)	In the event the Grantee has a Termination of Service on account of a termination for Cause by the Company, unless otherwise determined by the Committee any SARs held by the Grantee shall terminate as of the date of such Termination of Service.
(iii)	In the event the Grantee has a Termination of Service on account of Disability, any SARs which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such Termination of Service, but in any event no later than the Last Exercise Date.
(iv)	If the Grantee dies while an employee or member of the Board or within 90 days after the date on which the Grantee has a Termination of Service, any SARs that are otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such death or Termination of Service (or within such other period of time as may be specified by the Committee), but in any event no later than the Last Exercise Date.
(v)	For purposes of this Agreement:
(A)	“Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that (1) the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company or its parent and subsidiary corporations, (2) has been engaged in disloyalty to the Company or its parent and subsidiary corporations, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, (3) has disclosed trade secrets or confidential information of the Company or its parents and subsidiary corporations to persons not entitled to receive such information or (4) has entered into competition with the Company or its parent or Subsidiary Corporations. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining “Cause,” then such definition shall supersede the foregoing definition.
(B)	“Disability” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code (the “Code”). Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining “Disability,” then such definition shall supersede the foregoing definition.
(C)	“Termination of Service” shall mean a Grantee’s termination of employment or service as an employee or member of the Board (so that, for purposes of the Plan, cessation of service as an employee or member of the Board shall not be treated as a Termination of Service if the Grantee continues without interruption to serve thereafter in another one (or more) of such other capacities) unless the Committee determines other wise.
3.	Non-Transferability of SARs. Grants of SARs hereunder are not transferable and may be exercised only by you. Any purported transfer or assignment of SARs shall be void and of no effect, and shall give the Company the right to terminate the SARs granted hereunder as of the date of such purported transfer or assignment. No transfer of any beneficial economic interest as described above by you by operation of law shall be effective unless the Company shall have been furnished with written notice thereof, and such other evidence as the Board of Directors may deem necessary to establish the validity of the transfer and conditions of the SARs hereunder, and to establish compliance with any laws or regulations pertaining thereto.
     4. Reorganization or Change in Control of the Company.
(i)	Definitions.
(A)	As used herein, a “Reorganization” shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.
(B)	As used herein, a “Change of Control” shall be deemed to have occurred if any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended) or any of its subsidiaries or affiliates becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board.
(ii)	Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), this Grant Agreement shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.
(iii)	Notice and Acceleration. Upon a Reorganization or a Change of Control, (A) the Company shall provide Grantee written notice of such event, and (B) this Grant shall automatically accelerate and become fully exercisable.

5.	Disputes. Any dispute which may arise under or as a result of or pursuant to this Agreement shall be finally and conclusively determined in good faith by the Board of Directors of the Company in its sole discretion, and such determination shall be binding upon all parties. In the event of an inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.
6.	Amendment; Waivers. This Agreement contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.
7.	Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.
8.	Governing Law; Venue. This Agreement shall be interpreted as a Delaware contract and is intended to be governed by the laws of said state, without the application of the choice of law provisions of such or any other state. Each party hereby (a) submits to personal jurisdiction in the State of Illinois as the exclusive venue for the enforcement of this Agreement, (b) waives any and all personal rights under the laws of any state to object to jurisdiction within the State of Illinois for the purposes of litigation to enforce this Agreement, and (c) consents to be sued in the United States District Court for the Northern District of Illinois and all courts of general jurisdiction of the State of Illinois. The parties agree that any litigation regarding this Agreement shall be brought only in the United States District Court for the Northern District of Illinois or the state courts located in Cook County, Illinois.
9.	Construction. The titles of the sections of this Agreement are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.
10.	Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or by facsimile or sent by registered mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Grantee:	To the address as set forth on the
signature page hereof.

To the Company:	Nanophase Technologies Corporation
1319 Marquette Drive
Romeoville, Illinois 60446
Attn: Chief Financial Officer

Copy to:	Wildman, Harrold, Allen & Dixon
225 West Wacker Drive
Suite 3000
Chicago, Illinois 60606
Attn.: David L. Weinstein, Esq.

11.	Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof.
12.	Counterparts. This Agreement may be executed in one or more counter-parts, which shall together constitute one agreement.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Grant Agreement as of the dates set forth below.

Nanophase Technologies Corporation, a Delaware corporation
By:
Its:

(date of execution)

     I have carefully read the foregoing Agreement and the Company’s 2006 Stock Appreciation Rights Plan, a copy of which has been provided to me, and agree to be bound by the terms of this Agreement and such Plan.

(signature of Grantee)

(printed name of Grantee)

(address of Grantee)

(date of execution)

EXHIBIT A
EXERCISE NOTICE
Nanophase Technologies Corporation
1319 Marquette Drive
Romeoville, Illinois 60446
Attn: Chief Financial Officer
                    Re:     Exercise of Stock Appreciation Right
Gentlemen:
     Subject to the terms and conditions of the Grant Agreement between the undersigned and Nanophase Technologies Corporation (the “Company”) with a _________, 20___ grant date (the “Agreement”), please take notice that the undersigned hereby elects to exercise the Stock Appreciation Rights granted to Grantee pursuant to the Agreement by and to the extent of ______ Stock Appreciation Rights at an Exercise Price of $  ______ per SAR.
     The undersigned hereby agrees that amounts may be withheld by the Company to satisfy any obligation to withhold taxes in connection with the payments relating to such exercise in accordance with the Agreement and the Plan (as defined in the Agreement).
     The undersigned hereby acknowledges that the exercise of these Stock Appreciation Rights is irrevocable and effective on the date the Company has received this Exercise Notice.

Very truly yours, GRANTEE:

(signature)

Name of Grantee or other party duly exercising rights under the Agreement:

Date: